Supplement dated March 29, 2024, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2023 for the following variable annuity contracts:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Destinations Pacific Destinations B Pacific Destinations O-Series	Pacific Destinations Pacific Destinations B Pacific Destinations O-Series

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus or the Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The purpose of this supplement is to notify Contract Owners of an upcoming underlying fund reorganization (the “Reorganization”).

The Board of Directors of American Century Variable Portfolios, Inc. have approved an agreement and plan of Reorganization of the Fund into the Replacement Portfolio with a substantially similar series and class of Lincoln Variable Insurance Products Trust (“LVIPT”) as shown in the table below:

Current Portfolio	Replacement Portfolio
American Century VP Mid Cap Value Fund Class II	LVIP American Century Mid Cap Value Fund Service Class

The Reorganization will be effective on or about April 26, 2024. All Contract Value in any Subaccount investing in a Current Portfolio will automatically be reallocated to the Subaccount investing in the corresponding Portfolio. After the Reorganization Date, no new allocations may be made to the Subaccounts investing in the Current Portfolio, and such Subaccounts will no longer be available for investment under the Contract.

Your Contract Value immediately prior to the Reorganization will equal your Contract Value immediately after the Reorganization. There will be no tax consequences for you as a result of the Reorganization. The Reorganization will be performed at no cost to you. The Contract’s fees and charges will not increase as a result of the Reorganization. Your rights and our obligations under the Contract will not be altered in any way.

You may reallocate Contract Value in the Subaccounts investing in the Current Portfolio for thirty (30) calendar days prior to the Reorganization Date, or from the Subaccounts investing in the Replacement Portfolio within thirty (30) calendar days after the Reorganization Date. Neither the Reorganization, nor any transfer of Contract Value as described above, will count against any limit on free transfers that you are permitted to make each year. All other transfers are subject to limitations as described in your Contract Prospectus. Any standing instructions or investment restrictions applicable to your Contract that include a Subaccount investing in a Current Portfolio will be automatically updated to include the Subaccount investing in the corresponding Replacement Portfolio.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Reorganization Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448, or (800) 748-6907 for New York contracts, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Current Portfolios are deleted from the Contract Prospectus after the Reorganization Date.

Form No. DESSUP0324

DESNYSUP0324